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                                                                   Exhibit 10.51



                            ASYST TECHNOLOGIES, INC.

                           2003 EQUITY INCENTIVE PLAN

                        RESTRICTED STOCK AWARD AGREEMENT

         1. Restricted Stock Award. As of [___________] (the "Date of Award"), Asyst Technologies, Inc., a California corporation (the "Company"), has granted to [INSERT NAME] (the "Grantee") a Restricted Stock unit award (the "RSU"), which is an unfunded, unsecured promise by the Company to deliver [INSERT SHARES] shares of Common Stock subject to the terms and provisions of this Restricted Stock Award agreement (the "RSU Agreement") and the Company's 2003 Equity Stock Incentive Plan, as amended from time to time (the "Plan"), which are incorporated herein by reference.

         Unless to the extent otherwise defined herein, the terms in this RSU Agreement shall be given the same defined meanings as defined in the Plan.

         2. Vesting Schedule.

            I. Vesting Schedule. Subject to the terms of this RSU Agreement and the Plan, and provided that you remain in continuous service as a member of the Company's Board of Directors from the Date of Award, to the vesting date listed below; the RSUs shall vest ratably over three (3) years and be converted into an equivalent number of shares of Common Stock on the vesting date according to the schedule below. No shares will be converted or issued prior to the applicable vesting date.

            NUMBER OF RSUs                    VESTING DATE

            II. Taxes. No shares will be delivered to the Grantee or other person pursuant to the vesting of the RSU until the Grantee or other person has made arrangements acceptable to the Company for the satisfaction of any applicable federal, state or local tax withholding obligations, including, without limitation, obligations incident to the receipt of shares. Such withholding obligations may be satisfied by any of the following means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Grantee as a result of vesting of the RSU; provided, however, that no shares of Common Stock may be withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

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         3. Restrictions on Issuance. No shares will be issued in connection with the RSU if the issuance of such shares would constitute a violation of any applicable laws.

         4. Restrictions on Sale of Shares. Grantee may not sell or otherwise dispose of the shares issued upon vesting of the RSU for a period of three (3) years from the Date of Award, except as provided in paragraph 5 below.

         5. Termination of Continuous Service. In the event that the Grantee ceases to be a member of the Company's Board of Directors (the "Board") for any reason, including death, disability, resignation or failure of nomination or election for subsequent term, any unvested portion of the RSU award shall automatically terminate and be deemed forfeit. However, if any portion of this RSU award vests prior to such date when Grantee ceases to be a member of the Board, such portion of the RSU award will automatically as of such date no longer be subject to the restriction on sale set forth in paragraph 4 above.

         6. Transferability of Award. The RSU may not be transferred, pledged, sold, assigned, alienated or otherwise encumbered by Grantee in any manner other than by will or by the laws of descent and distribution. Any such purported transfer, pledge, sale, assignment, alienation or encumbrance will be void and unenforceable against the Company. The terms of the RSU shall be binding upon the executors, administrators, heirs and successors of the Grantee.

         7. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any shares that have been sold or otherwise transferred in violation of any of the provisions of this RSU Agreement or (ii) to treat as owner of such shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

         8. Tax Consultation. The Grantee understands that he or she may suffer adverse tax consequences as a result of the Grantee's receipt or disposition of the shares subject to the award (or the vesting of Grantee's right to receive or dispose of the shares subject to the award). The Grantee represents that he or she has had an opportunity to consult with any tax consultants the Grantee deems advisable in connection with receipt or disposition of the shares and that the Grantee is not relying on the Company or its counsel for any tax advice.

         9. Entire Agreement: Governing Law. The Plan and this RSU Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Plan and this RSU Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Plan and this RSU Agreement are to be construed in accordance with and governed by the laws of the State of California without giving effect to any conflict of law rule. Should any provision of the Plan or this RSU Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

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         10. Headings. The captions used in this RSU Agreement are inserted for convenience and shall not be deemed a part of the RSU for construction or interpretation.

         11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown below or to such other address as such party may designate in writing from time to time to the other party.

         12. Rights as Shareholder. Until the Grantee has satisfied all requirements for vesting in the RSU pursuant to the terms of the Plan and this RSU Agreement, the Grantee shall not be deemed to be a shareholder or to have any of the rights of a shareholder with respect to any shares of stock subject to this RSU.

         13. Deferral Election. Grantee may elect to defer distribution of shares that are otherwise due upon vesting by completing the attached deferral election form and returning it to the Company (a) with respect to a deferral of distribution of the initial vesting of shares subject to the award, within 30 days of the Date of Award, and (b) with respect to a deferral of distribution of any subsequent vesting of shares subject to the award, six months prior to the date of such subsequent vesting. If made, the deferral election is irrevocable by Grantee. However, the deferred delivery of vested shares may be accelerated at the discretion of the Company in the event of determined hardship to the Grantee or a change of control of the Company; further, the deferred delivery of vested shares will automatically be accelerated the event that the Grantee ceases to be a member of the Board for any reason, including death, disability, resignation or failure of nomination or election for subsequent term.

         14. Mandatory Arbitration to Resolve Disputes. Any differences, disputes or controversies arising from the RSU or this Award Agreement, and rights or obligations thereunder or hereunder, shall be exclusively submitted to binding arbitration before an independent and qualified arbitrator in accordance with the American Arbitration Association and its rules then in effect, without reference to conflict of laws principles. Arbitration shall be the exclusive forum for any dispute, claim or cause arising hereunder, and the decision and award by the arbitrator shall be final, binding upon and non-appealable by the parties and may be entered in any state court of California having jurisdiction. The arbitrator shall be without authority or jurisdiction to award either party its attorneys' fees or costs incurred in the matter. In addition, the arbitrator shall be without authority or jurisdiction to award either party, for any claim, cause or action arising hereunder, any incidental, special, consequential or exemplary damages of any nature, including but not limited to punitive damages; provided, however, that provisional or injunctive remedies and relief shall be available as appropriate to each party.

         15. Waiver of Right to Jury Trial. Each party, to the fullest extent permitted by law, waives any right or expectation against the other to trial or adjudication by a jury of any claim, cause or action arising hereunder, or the rights, duties or liabilities created hereby.

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                          ****************************

         The Grantee acknowledges receipt of a copy of the Plan and the RSU Agreement, and represents that he or she has had an opportunity to review these documents and to be familiar with the terms and provisions thereof, and hereby accepts the RSU subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed the Plan and the RSU Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this RSU Agreement. The Grantee agrees to notify the Company upon any change in the residence address indicated in this RSU Agreement.

Submitted by:                                      Accepted by:

GRANTEE:                                           ASYST TECHNOLOGIES, INC.

                                                   By: _________________________

___________________________________                Title: ______________________
          (Signature)

Address:                                           Address:

_____________________________________
                                                   48761 Kato Road
______________________________________             Fremont, CA  94538

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                            ASYST TECHNOLOGIES, INC.
                    RSU DEFERRED DISTRIBUTION ELECTION NOTICE

Name: [insert name]

I am the holder of Restricted Stock Units granted to me by Asyst Technologies, Inc. ("Asyst") on [________] (the "RSUs"). By signing below, I am irrevocably deferring the distribution of some or all of the shares issuable in respect of the RSUs that (i) are scheduled to vest on the indicated date, and/or (ii) previously vested but were not distributed due to a previous distribution deferral election. Despite this or a previous deferral election, I understand and agree that Asyst has the discretion to accelerate the deferred delivery of vested shares in the event of a hardship to me; any such deferred delivery of vested shares will automatically be accelerated as of the date my services as a member of the Asyst Board of Directors terminates, for any reason (including my retirement, death or disability).

II.   CHECK THE APPROPRIATE BOXES

[ ] This is my initial deferral of shares issuable with respect to RSUs that are scheduled to vest as of _____________________________ (insert vesting date of shares to be deferred).

      Number of vested shares with respect to which deferral is elected:

            [ ] All                      [ ] Only the following number: ________

      Defer distribution until:____________________ (no later than 7 years from last vesting date).

      If there is a change in control of Asyst prior to the new distribution date:

            [ ] Distribute all deferred shares upon the effectiveness of the change in control.

            [ ] Continue to delay distribution of the shares in accordance with this election.

[ ] I have previously deferred vesting of shares issuable in respect of RSUs held by me by prior Notice dated ________________________ (insert date of prior Deferral Election Notice), and am extending the deferral period for distribution of such vested shares.

      Number of vested shares with respect to which deferral is extended:

            [ ] All previously deferred  [ ] Only the following number: ________
                shares

      Defer distribution until:____________________ (no later than 7 years from last vesting date).

      If there is a change in control of Asyst prior to the new distribution date:

            [ ] Distribute all deferred shares upon the effectiveness of the change in control.

            [ ] Continue to delay distribution of the shares in accordance with this election.

______________________________________            Date:_________________________
[signature]

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                    TO BE DELIVERED TO STOCK ADMINISTRATION.

II    Beneficiary Designation

      If I die prior to distribution to me of any RSU shares vested pursuant to the award referenced above and dated [_________] hold under the Asyst Technologies, Inc. 2003 Equity Incentive Plan (the "2003 Plan"), such vested shares are to be transferred to those beneficiaries designated below who survive me, subject to the provisions of the 2003 Plan. The transfer is to be made as follows [check one box only]:

            [ ]   Entirely to the spouse to whom I am currently married.
                  [Please provide name and address below.] If my spouse does not survive me, payment is to be made to [check one box only]:

            [ ] All of my children who survive me in equal shares. [Please provide names and addresses below.]

            [ ] All of the persons named below who survive me in equal shares.

            [ ] To all of my siblings who survive me in equal shares. [Please provide names and addresses below.]

            [ ]   Entirely to the first person named below who survives me.

            [ ] To all of the persons named below who survive me in equal shares.

            [ ]   Other [please use a separate sheet if necessary]:

      ____________________________________________________________________
      ____________________________________________________________________
      ____________________________________________________________________
      ____________________________________________________________________
      ____________________________________________________________________

      The term "children" means natural or legally adopted children but excludes stepchildren (if not adopted). The term "siblings" means brothers and sisters, whether natural or adoptive, but excludes stepbrothers and stepsisters.

      The names and addresses of my beneficiaries are as follows [please use a separate sheet if necessary]:

         1.  Name:                              Relationship:
             Address:                           Email:
                                                Telephone:

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  2.  Name:                              Relationship:
      Address:                           Email:
                                         Telephone:

  3.  Name:                              Relationship:
      Address:                           Email:
                                         Telephone:

  4.  Name:                              Relationship:
      Address:                           Email:
                                         Telephone:

  5.  Name:                              Relationship:
      Address:                           Email:
                                         Telephone:

This beneficiary designation is to take effect on the date when it is received by the person responsible for administering the Plan at Asyst Technologies, Inc., and it supersedes any prior designations that I may have made under the Plan.

________________________________, _______      _________________________________
           (Date)                                         (signature)

Please file this form with Stock Administration, Asyst Technologies, Inc.

________________________________________________________________________________

Received by:     _________________________________________________

Date of receipt: _____________________________________, 200_______

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